UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 29, 2006


                             DYNADAPT SYSTEM, INC.
                         -------------------------------
                              (Name of Registrant)

                  Colorado                             84-1491159
         ------------------------                    --------------------
         (State of incorporation)                    (I.R.S. Employer
                                                     Identification No.)


             Suite 200 E, 10200 W. 44th Ave, Wheat Ridge, CO 80033
         -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 940-2090



Total number of pages in this document:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

At the Annual Meeting of Shareholder of the Registrant, Redgie Green, Wesley Whiting, Thomas Anderson, David Surgnier and Steve Weathers were elected as directors on August 28, 2006.

The biographical informatio of the new directors is as follows:

     REDGIE GREEN, age 53, Secretary, Treasurer and Director, has been Secretary and Director of Dynadapt System, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company in late 2004 until December 2004. He recently served as a director for Mountains West Exploration, Inc in 2005. He is a Director of Cavion Technologies, Inc. (2006) and Aspeon, Inc. (2006) and has been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006.



     WESLEY F. WHITING, Director, age 73. Mr. Whiting was President, director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-1991), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000 and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000-2002). He was director and Vice President of Utilitec, Inc, 1999 to 2002, and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. From October 2002 to December 31, 2002. He is Vice President and director of Evergreen Associates, Inc. and Resource Science, Inc. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002. He was President and Director of Fayber Group, Inc. 2003, 2005 when he resigned. He has also been Director of Life USA, Inc. since 2003. He has been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006. He is a director of Cavion Technologies, Inc. (2006) and Aspeon, Inc. (2006).

     THOMAS ANDERSON, age 40, presently works as a Senior Environmental Scientist for the Energy and Environmental Engineering Division of Apogen Technologies in Los Alamos, New Mexico. He earned his B.S. in Geology from Denison University and his M.S. in Environmental Science and Engineering from Colorado School of Mines. Mr. Anderson has worked for past 16 years in the environmental consulting field, providing environmental compliance, characterization and remediation services to Department of Energy, Department of Defense, and industrial clients. He formerly worked as a Senior Environmental Scientist at Concurrent Technologies Corp. from November 2000 to December 2004. From March 2000 to November 2000 he was employed as a hydrologist at Stone & Webster Engineering, Inc. From July 1998 to March 2000 he was employed by advanced Integrated Management Services as an Environmental Scientist/Engineer. From 1997 to 1998 he was a graduate research assistant at Colorado School of Mines in the Environmental Science and Engineering Program. He has been a director of XSUNX, Inc. since 2002.

     STEPHEN W. WEATHERS, age 44, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works in the environmental remediation division for a Duke Energy Field Services which is a natural gas processing company (1999-2002). Mr. Weathers also served as a director of Sun River Mining, Inc. which sought a business acquisition, 2001-2003. Mr. Weathers has been a director of Industrial Minerals, Inc. 2003 to date.

     DAVID SURGNIER, age 57, Director Nominee, earned his B.S. in Mathematics in 1971 from the University of Oklahoma, his B.S. in Petroleum Engineering in 1972 from the University of Oklahoma, and his M.S. in Petroleum Engineering in 1984 from the University of Texas.

Mr. Surgnier currently serves as President/Engineer for Delta Gas Corporation and Delta Environmental since 1992. From 1986 to 1992 he was the Rocky Mountain Regional Manager for Completion Technology International of Denver, Colorado. Mr. Surgnier was the Manager of Special Projects for Texas Iron Works of Houston, Texas from 1980-1986. Mr. Surgnier was the Drilling and Production Engineer from 1972-1980 for Atlantic Richfield Oil Company located in Houston, Texas and ARCO Alaska. He is currently a contract consultant to Argonne National Laboratory for enviromental remediation.

Mr. Surgnier has 33 years experience as a Petroleum Engineer, Project and Regional Manager, Technical writer and presenter. Developer, Inventor and co-Inventor of Patented and Proprietary equipment and products, for the Petroleum and Environmental Industry. He has operated and managed projects onshore and offshore in North & South America, North Slope of Alaska, Cook Inlet of Alaska and the Middle East.

He has also drilled and completed domestic water supply wells for individuals, the Chickasaw, Choctaw and Seminole Nations, and U.S. Public Health Service. Oilfield water supply wells for Cities Service Co., Framers Energy Corporation, Botcher Gas Company, Cameron Oil Company and Phillips Petroleum Corporation. Municipal Water Supply Wells for the Cities of Stewart, McAlister, Stonewall Ada and Tribbey, Oklahoma. He has been Environmental Consultant to Environmental Resource Management, Biotreatment, Inc., Aarow Environmental, Inc., and the University of Chicago.

Mr. Surgnier has numerous Patents & Inventions and has written many professional Articles involving petroleum engineering.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

NAME CHANGE

     At the Annual Meeting, pursuant to Notice and Proxy Statement, Shareholders authorized a change in the name of this corporation to a new name, Sun River Energy, Inc. This required an amendment to our Articles of Incorporation.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.



                         INDEPENDENT PUBLIC ACCOUNTANTS

     At the Annual Meeting of Shareholders, Jaspers + Hall, PC, Independent Public Accountants, of Denver, Colorado have been ratified as the Certifying accountants for the period through fiscal year 2006.

     The Company has changed the name of its wholly owned subsidiary from Sun River Energy, Inc. to New River Exploration, Inc.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits -    3.6 Articles of Amendment- Sun River Energy, Inc.
                       3.7 Articles of Amendment- New River Exploration, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 29, 2006                             DYNADAPT SYSTEM, INC.


                                                  By: /s/ Wesley Whiting
                                                  ---------------------------
                                                  Wesley Whiting, President